                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A1

                         -------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of Earliest Event Reported):
                                  JUNE 30, 1997

                         -------------------------------

                            WHEELS SPORTS GROUP, INC.
             (Exact name of registrant as specified in its charter)



   NORTH CAROLINA                     0-22321                 56-2007717
(State of Incorporation)       (Commission File No.)       (I.R.S. Employer
                                                           Identification No.)




                               149 GASOLINE ALLEY
                        MOORESVILLE, NORTH CAROLINA 28115
                    (Address of principal executive offices)



                                 (704) 662-6442
              (Registrant's telephone number, including area code)



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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (a) In accordance with Item 7(a)(1), the Registrant hereby files the required financial statements of Diamond Sports Group, Inc.

            (b) In accordance with Item 7(b)(2), the Registrant hereby files required proforma financial information on the Registrant and Diamond Sports Group, Inc. The proforma financial information on the Registrant and Diamond Sports Group, Inc. for the six months ended June 30, 1997 was filed with the Registrant's Form 10-QSB\A1 for the quarter ended June 30, 1997 and is incorporated herein by reference.

            (c) The following exhibits are furnished herewith in accordance with the provisions of Item 601 of Regulation S-K:

                                                                                                           Reg. S-K
Exhibit No.       Description                                                                              Item No.
-----------       -----------                                                                              --------
+2.1              Agreement and Plan of Reorganization among Diamond Sports Group,                            2
                  Inc., the Company, Wheels Sports Group Acquisition, Inc., a wholly owned subsidiary of the Company, and the four shareholders of
                  Diamond Sports Group, Inc.
+2.2              Registration Rights Agreement among the Company and Messrs. Randy                           2
                  E. Duncan, H. Edward Hickman, Robert J. Diachenko and A. Thad
                  Lewallen, III.
*99.1             Financial Statements of Diamond Sports Group, Inc.
*99.2             Proforma Financial Statements of Diamond Sports Group, Inc. and the
                  Registrant

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+    Previously filed with the Company's Form 8-K filed on July 15, 1997.
*    Filed herewith.




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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                WHEELS SPORTS GROUP, INC.



Date:  March 31, 1998           By: /s/ F. SCOTT M. CHAPMAN
                                   --------------------------------------------
                                   F. Scott M. Chapman, Chief Financial Officer




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                                 EXHIBIT INDEX

                                                                                                           Reg. S-K
Exhibit No.       Description                                                                              Item No.
-----------       -----------                                                                              --------
+2.1              Agreement and Plan of Reorganization among Diamond Sports Group,                             2
                  Inc., the Company, Wheels Sports Group Acquisition, Inc., a wholly owned subsidiary of the Company, and the four shareholders of Diamond
                  Sports Group, Inc.
+2.2              Registration Rights Agreement among the Company and Messrs. Randy                            2
                  E. Duncan, H. Edward Hickman, Robert J. Diachenko and A. Thad
                  Lewallen, III.
*99.1             Financial Statements of Diamond Sports Group, Inc.
*99.2             Proforma Financial Statements of Diamond Sports Group, Inc. and the
                  Registrant

-------------------
+    Previously filed with the Company's Form 8-K filed on July 15, 1997.
*    Filed herewith.